COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

As of December 31, 2011, the Group had future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year as follows:

US$

2012	8,567
2013	1,500
2014	228

10,295

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The Company’s lease arrangements have no renewal options, rent escalation clauses, restrictions or contingent rents and are all conducted with third parties. For the years ended December 31, 2009, 2010 and 2011, total rental expenses for all operating leases amounted to US$4,565, US$7,327 and US$10,765 respectively.

Leasehold improvement commitment

During the year ended December 31, 2011, the Group entered into an agreement with Tianquan Vincent Mo, the executive chairman of the board of directors, to lease a building owned by him. Pursuant to the lease arrangement, the Group (i) has the right to use the building for 10 years for nil consideration and (ii) is obligated to pay for all of the contracted leasehold improvement expenses amounting to US$899 to be incurred on the building. For the year ended December 31, 2011, US$572 of the contract amount was paid by the Group and recognized as general and administrative expenses in the consolidated statements of income. The remaining balance of US$327 will be paid in year 2012.

Variable interest entity structure

In the opinion of management, (i) the ownership structure of the Company and the PRC Domestic Entities is in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the PRC Domestic Entities and their shareholders are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Group’s business operations are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Group and its contractual arrangements with the PRC Domestic Entities are found to be in violation of any existing or future PRC laws and regulations, the Group may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations. In the opinion of management, the likelihood of loss in respect of the Group’s current ownership structure or the contractual arrangements with the PRC Domestic Entities is remote based on current facts and circumstances.

Income taxes

As of December 31, 2011, the Group has recognized US$7,439 accrual for unrecognized tax benefits (note 14). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2011, the Group classified the accrual for unrecognized tax benefits as a current liability.